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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in Amendment No. 3 to the Registration Statement of Sequoia Software Corporation on Form S-1 of our report dated February 5, 1999, on our audits of the financial statements of Radian Systems, Inc. (formerly Radian Systems, a division of Radian, Inc.) as of December 31, 1998 and 1997 and for the years then ended.

                                                /s/ KELLER BRUNER & COMPANY, LLP



April 14, 2000